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                      Supplement dated February 24, 2002 to
                        Prospectus dated May 1, 2001 for

                  NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY
                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III

        This supplement amends the May 1, 2001 Prospectus for the New York Life LifeStages(R) Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with a May 1, 2001 Prospectus for the policies. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

        The purpose of this supplement is to describe a new Rider that will be available on Non-Qualified policies issued on and after February 24, 2002 in jurisdictions where approved. Keeping this purpose in mind, please note the following additions to the Prospectus for the policies:


AVAILABILITY OF NEW RIDER

I.  THE RIDER
Add the following text to the end of the section entitled THE POLICIES - RIDERS on page 28:

We include an additional Rider under the policy: the Upromise Account Rider, which is available at no additional charge. The Rider is only available in those states where it has been approved.

(f) Upromise Account Rider (optional)

The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies) in jurisdictions where approved. For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your Upromise Account.


                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010